UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2023
MarketWise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39405	87-1767914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1125 N. Charles St.
Baltimore, Maryland 21201
(Address of principal executive offices, including zip code)

(888) 261-2693
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MKTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
MarketWise, Inc. (the “Company” or “MarketWise”) has appointed Charles N. Curlett, Jr. to serve as Chief Operating Officer of the Company, effective as of November 10, 2023.
Prior to his appointment, Mr. Curlett, age 52, served as Founder and Managing Member of Curlett LLC since April 2022, where he served as outside General Counsel to Porter & Company, LLC, an investment research and publishing company founded in 2022 by F. Porter Stansberry, the Company’s Chief Executive Officer and Chairman. Previously, Mr. Curlett served as a Partner and Vice Chair of the Criminal Defense and Investigations Practice Group at Rosenberg Martin Greenberg, LLP from January 2019 until April 2022, and as Managing Partner of Levin & Curlett LLC from October 2011 until December 2018. Mr. Curlett holds a J.D. from Brooklyn Law School, an LL.M. from Leiden University in the Netherlands, and a B.A. in English from Johns Hopkins University.
In connection with his appointment, the Compensation Committee of the Company’s Board (the “Committee”) approved a letter agreement with Mr. Curlett providing for the terms of his employment as Chief Operating Officer (the “Curlett Letter Agreement”). Under the Curlett Letter Agreement, Mr. Curlett’s annual base salary will be $350,000. Beginning in 2024, Mr. Curlett will also be eligible to receive an annual discretionary incentive bonus composed of cash and/or equity awards granted under the MarketWise, Inc. 2021 Incentive Award Plan (or any successor thereto), with such annual target incentives as may be determined by the Committee in its sole discretion.
The foregoing description of the applicable terms and conditions of the Curlett Letter Agreement is qualified in its entirety by the full text of the Curlett Letter Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
There are no arrangements or understandings between Mr. Curlett and any other person pursuant to which Mr. Curlettt was selected as an officer.
There are no transactions in which Mr. Curlett has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated November 10, 2023, by and between the Company and Chad Curlett.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarketWise, Inc.

Date: November 16, 2023	By:	/s/ Erik Mickels
	Name:	Erik Mickels
	Title:	Chief Financial Officer